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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 10, 2000



                        CSG SYSTEMS INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)



          Delaware                        0-27512                47-0783182
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)           Identification
                                                                   Number)



          7887 East Bellevue Avenue, Suite 1000, Englewood, CO  80111
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        (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (303) 796-2850
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Item 5.  Other Events.
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     On October 10, 2000, CSG Systems, Inc., a wholly owned subsidiary of CSG
Systems International, Inc., issued a press release relating to (i) the dismissal with prejudice of the previously reported demand for arbitration received by CSG Systems, Inc. from AT&T and (ii) the amendment of the Master Subscriber Management System Agreement between CSG Systems, Inc. and AT&T Broadband.

     A copy of such press release is attached to this Form 8-K as Exhibit 99.1.



Item 7.  Financial Statements and Exhibits.
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     (c)  Exhibit

          99.1     Press release of CSG Systems, Inc. dated
                   October 10, 2000.



                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  October 11, 2000.

                                CSG SYSTEMS INTERNATIONAL INC.

                                By:  /s/ Joseph T. Ruble
                                    ---------------------------
                                     Joseph T. Ruble, Secretary
                                     and General Counsel

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                        CSG Systems International, Inc.

                                   Form 8-K

                                 Exhibit Index



          99.1     Press release of CSG Systems, Inc. dated
                   October 10, 2000.

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